Exhibit 10.1

SUBSCRIPTION AGREEMENT
FOR
OVERNEAR, INC.

A.           Subscription.  This Agreement has been executed by                                                                                                                                                                                                                       , a/an                                                                                              ,
                            (Individual/Corporation/LLC/Trust/Partnership)         residing and/or having a principal place of business in
                                                               (Country/State and City)
(“Subscriber”)  in connection with the subscription to purchase _______________ units, each consisting of (a) 100,000 shares of the common stock, $0.001 par value per share (“Common Stock”), of OverNear, Inc., a Nevada corporation (the “Company” and the “Shares”), and (b) one common stock purchase warrant (each a “Warrant”) to purchase 100,000 Shares of common stock of the Company for $0.50 per share (each a “Unit,” and collectively the “Units” and the Shares, Warrants, Units and shares issuable in connection with the exercise of the Warrant, the “Securities”)(the entire transaction pursuant to which the Company is attempting to raise up to $2,500,000 as part of a “best efforts, no minimum” offering of up to 100 Units, shall be defined herein as the “Offering”); which Units shall be purchased for a total of $______________ or $25,000 per Unit (the “Purchase Price”), which funds the Subscriber agrees to provide in connection with this Subscription Agreement (this “Agreement”).

When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.  Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

B.            Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription (the “Subscription”), in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Company (the “Closing Date”).  The certificates evidencing the Shares for the Common Stock and Warrant bearing the name of the Subscriber will be delivered by the Company no later than fifteen (15) days following the Closing Date.

C.            Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

i)             Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Securities as an investment for Subscriber;

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Subscription Agreement
OverNear, Inc.

ii)            Subscriber is an Accredited Investor; “Accredited Investor” means:

(A) an individual who has a net worth (either individually or jointly with spouse) in excess of $1,000,000 (not including my principal residence); or an individual who had an individual income (NOT including joint income with spouse) in excess of $200,000 in each of the two most recent tax years and reasonably expects individual income in excess of $200,000 during the current tax year; or an individual who had an income (including joint income with spouse) in excess of $300,000 in each of the two most recent tax years and reasonably expects individual income in excess of $300,000 during the current tax year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code; or

(B) an entity which is one of the following:

(a)
A bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act,” the “Securities Act” or the “1933 Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether acting in an individual or a fiduciary capacity.

(b)	An insurance company, as defined in Section 2(13) of the Securities Act.

(c)	An investment company registered under the Investment Company Act of 1940.

(d)	A business development company, as defined in Section 2(a)(48) of the Investment Company Act of 1940.

(e)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(f)
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by Subscriber as a plan fiduciary, as defined in Section 3(21) of such Act, and Subscriber is a bank, insurance company or a registered investment advisor, or has total assets in excess of $5 million.

(g)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(h)
An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million.

(i)
An irrevocable trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Subscription Agreement
OverNear, Inc.

(j)
A revocable trust that is revocable by its grantors, each of whose grantors is an accredited investor, qualifies as an accredited investor for the purposes of the subscription (each grantor should complete the individual accredited information questionnaire, and describe the fact that they are grantors of the trust on such individual questionnaire below).

(k)	An entity in which all of the equity owners are Accredited Investors.

iii)           The Subscriber is acquiring the Securities for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, her or its sale or distribution of the Securities.  No one other than the Subscriber has any beneficial interest in said securities.  The Subscriber is purchasing the Securities for his, her, or its account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof;

iv)           Subscriber has received no representations or warranties from the Company, or its affiliates, employees or agents regarding the Securities or suitability of an investment in the Securities or the Company other than those set forth in this Agreement. Subscriber recognizes that the Company will need additional capital but has no assurance of obtaining such additional necessary capital;

v)           Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

vi)           Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company.  Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s);

vii)           Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering and all such questions have been answered to the full satisfaction of Subscriber.  The Company has not supplied Subscriber any information other than as contained in this Agreement, the Warrant and the Term Sheet, and Subscriber is relying on his, her or its own investigation and evaluation of the Company and the Units in making an investment hereunder and not on any other information (including any public filings the Company may have made with the Securities and Exchange Commission regarding the Company and/or its results of operations, future plans, prospects, management and operations), and the Company specifically disclaims the accuracy of any such filings with the Securities and Exchange Commission;

Subscription Agreement
OverNear, Inc.

viii)          The undersigned recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Securities is placed at the risk of the business and may be completely lost.  The purchase of Securities as an investment involves special risks;

ix)            Subscriber, if an individual, is at least 21 years of age and is a bona fide resident and domiciliary of the state set forth in the Investor Application (the “Qualification Questionnaire”) and has no present intention to become a resident of any other state or jurisdiction;

x)            Subscriber acknowledges and is aware of the following:

(1)           There are substantial restrictions on the transferability of the Securities; the Securities will not be, and investors in the Company have no right to require that the Securities be registered under the Securities Act of 1933, as amended (“1933 Act” or the “Securities Act”) other than pursuant to the Piggyback Registration Rights described below; there may not be any public market for the Securities; Subscriber may not be able to use the provisions of Rule 144 of the 1933 Act with respect to the resale of the Securities; and accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the 1933 Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer; and

(2)           No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities.  The Units have not been registered under the 1933 Act or the Securities Laws of any State and are being offered and sold in reliance on exemptions from the registration requirements of the 1933 Act and such state laws;

xi)            The Subscriber has carefully considered and has, to the extent he, she or it believes such discussion is necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his, her or its particular tax and financial situation and that the Subscriber and his, her or its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for him, her or it;

xii)            The Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Subscriber's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

xiii)           The Subscriber realizes that the Securities cannot readily be sold and will be restricted securities and therefore the Securities must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies;

Subscription Agreement
OverNear, Inc.

xiv)          The Subscriber confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment.  The Subscriber also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

xv)            The Subscriber understands that the Securities are being offered and sold to he, she, or it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. All information which the Subscriber has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the undersigned will immediately provide the Company with such information;

xvi)          The Subscriber is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Qualification Questionnaire;

xvii)         The Subscriber confirms and certifies that:

(a)	Subscriber is in receipt of and has carefully read and reviewed:

(i)	A copy of the Company’s Term Sheet summarizing this Offering attached hereto as Exhibit A (the “Term Sheet”);

(ii)	A copy of the Common Stock Purchase Warrant attached hereto Exhibit B; and

(iii)	The Information For Residents of Certain States attached hereto as Exhibit C.

(b)
The Subscription hereunder is irrevocable by Subscriber, that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.  If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(c)
The Subscriber will comply with the provisions of Regulation M as promulgated by the Securities and Exchange Commission, in connection with the sale of the Company’s common stock and the Securities, and/or in connection with any registration statement the Company may file with the Securities and Exchange Commission in the future.

Subscription Agreement
OverNear, Inc.

(d)	No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Securities.

(e)
The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D and/or Regulation S thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(f)
It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(g)	No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this subscription.

(h)
IN MAKING AN INVESTMENT DECISION, INVESTOR MUST RELY ON HIS, HER, OR ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(i)
THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

xiii)         The Subscriber confirms and acknowledges that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of the undersigned investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds.

D.           Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties in paragraph C hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliates, partners, officers, directors, agents, attorneys, and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws. The representations and warranties set forth herein shall survive the date upon which the Subscriber is admitted to the Company.

Subscription Agreement
OverNear, Inc.

E.           Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."

F.           Entire Agreement.   This Subscription, the Term Sheet and the Warrant are the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to the Company, this Subscription, Securities, Shares, Warrants or any Units.

G.           Construction.  The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto.  All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

H.           Purchase Payment.   The purchase price shall be paid to the Company in cash, check or via wire transfer simultaneously with the undersigned entry into this Agreement.

I.            Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

Subscription Agreement
OverNear, Inc.

J.           Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one party and (a) faxed to another party or (b) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

K.           Notices. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at:

OverNear, Inc.
9595 Wilshire Blvd, Suite 900
Beverly Hills, California 90212
(310) 744-6060
Attention: Chief Executive Officer

and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

L.           Amendment. This Subscription Agreement may be amended only through a written instrument signed by the Subscriber and the Company.

M.           Successors and Assigns.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

N.           Governing Law. This Subscription Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Subscription Agreement shall be governed by, the internal laws of the State of California without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Subscriber irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in the City of Los Angeles in any suit or proceeding based on or arising under this Warrant and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. If any action is brought to enforce or interpret any part of this Subscription Agreement, the prevailing party in such action shall be entitled to recover as an element of such party's costs of suit, and not as damages, its attorney's fee in such action. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Subscription Agreement against the drafting party is of no application and is hereby expressly waived.

Subscription Agreement
OverNear, Inc.

O.           Severability. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

P.           Waiver.  It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

Q.           Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

R.           Piggy-Back Registration Rights.  The Company covenants and agrees that if, at any time prior to the Registration Rights Expiration Date, it proposes to file a registration statement with respect to any class of equity or equity-related securities (other than in connection with an offering to the Company’s employees or in connection with an acquisition, merger or similar transaction) under the Securities Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities, and the registration form to be used may be used for the issuance or resale of the Shares and the shares issuable upon exercise of the Warrants (the “Registrable Securities”), the Company will either include the Registrable Securities in such registration statement or give prompt written notice to the Investor of its intention to file a registration statement and will offer to include in such registration statement, such number of Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the giving of notice by the Company (the “Piggyback Registration Rights”).  Investor acknowledges and understands that the Company may file a secondary registration on behalf of certain investors that have provided or will provide financing or other resources to the Company, that the inclusion of the Registrable Securities in such registration is subject to the prior approval of such investors, and that such investors may not approve the inclusion of the Registrable Securities, in which case, the Piggyback Registration Rights provided in this paragraph will continue pursuant to the terms of this paragraph for any subsequent primary or secondary registration.  The Investor also agrees that the Company may be limited in its ability to register all of the Registrable Securities on a single registration statement pursuant to Rule 415 of the Securities Act and consents and agrees to the Company registering less than all of the Registrable Securities in the event the Company is precluded from registering all of the Registrable Securities pursuant to Rule 415 (or any other rule or regulation promulgated by the Securities and Exchange Commission).  The “Registration Rights Expiration Date” shall be the earlier of (a) one (1) year from the date of this Agreement; and (b) the date that the Investor can sell the Registrable Securities without registration under the Securities Act pursuant to Rule 144 of the Securities Act.

Subscription Agreement
OverNear, Inc.

S.           Number of Units Purchased.  The undersigned hereby subscribes to purchase_________ Units in connection with this Subscription for a total of $___________ ($25,000 per Unit).

              This Agreement is executed this ___ day of _____________ 2013.

“PURCHASER”

Signature:___________________________________________________________________

Name (please print):_________________________________________________________________________

If entity named above, By:____________________________________________________________________

                 Its:___________________________________________________________________

ADDRESS:           ____________________________________________
  ____________________________________________
  ____________________________________________

Check enclosed in the amount of $____________ or Wire Transfer Sent in the Amount of $__________

Subscribed For:  $___________ in Units ($25,000 per Unit).

Social Security or Taxpayer I.D. Number [required if applicable]: ____________________________________________________________________

Business Address (including zip code): ______________________________________________________________________________________

Business Phone: ( ____)__________________________________________________________________________________________________

Residence Address (including zip code)_______________________________________________________________________________________

Residence Phone: (____)__________________________________________________________________________________________________

All communications to be sent to:

                    Business or

                    Residence Address

Please indicate on the following page the form in which you will hold title to your interest in the securities.  PLEASE CONSIDER CAREFULLY.  ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SECURITIES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, THE SECURITIES AND MAY RESULT IN ADDITIONAL COSTS TO YOU.  Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the securities, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

PLEASE ALSO COMPLETE THE QUESTIONNAIRE BEGINNING ON PAGE 12 OF THIS SUBSCRIPTION AGREEMENT, WHICH IS A REQUIRED PART OF THIS AGREEMENT.

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Subscription Agreement
OverNear, Inc.

Please select one of the following forms of ownership:

_________	INDIVIDUAL OWNERSHIP (one signature required)

_________	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

_________	COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

_________	TENANTS IN COMMON (both or all parties must sign)

_________	GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign, and include a copy of the Partnership Agreement)

_________
LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign, and include a copy of the Limited Partnership Agreement and any other document showing that the investment is authorized)

_________
LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign, and include a copy of the LIMITED LIABILITY COMPANY’s Operating Agreement and any other documents necessary to show the investment is authorized.)

_________
CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign, and include a copy of the Corporation's Articles and certified Corporate Resolution authorizing the signature)

_________
TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized.  The date of the trust must appear on the Notarial where indicated.)

Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her/its subscription for participation in the securities of the Company, this ____th day of _________ 2013.

Subscriber

Printed name

If an entity, on behalf of:

Subscriber’s position with entity:

The Company has accepted this subscription this ____ day of _________ 2012.

OverNear, Inc.

By

Its:

Printed Name:

Subscription Agreement
OverNear, Inc.

Subscription Documents - Continued
OVERNEAR, INC. (THE “COMPANY”)
INVESTOR APPLICATION
(QUALIFICATION QUESTIONNAIRE)
(CONFIDENTIAL)

ALL INFORMATION CONTAINED IN THIS APPLICATION WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this application to such parties as the Company, in his discretion, deems appropriate when called upon to establish that the proposed offer and sale of the Securities are exempt from registration of the Securities Act of 1933, as amended, or meet the requirements of applicable securities and blue sky laws.

PART I - INDIVIDUALS (OTHERS COMPLETE PART II)

1.                Name:

2.               Residence Address:

Residence Telephone:

3.                Social Security Number:_____________________

Date of Birth: _________________

Citizenship:

4.                Present Employer:

                   Business Address:

                   Business Telephone:

                   Title/Position:

Subscription Agreement
OverNear, Inc.

  Length of Time:

5.                I prefer to have communications sent to:
                 Home Address or _________Business Address

6.                Investment Experience

I have made investments, or been involved in activities, of the type indicated below (recognizing that the types of investments listed are not mutually exclusive and certain investments may fall into two or more of the categories listed):

CHECK ALL THAT APPLY

(a)	Ownership of stocks, bonds, and other securities

(b)	Investment in partnerships, joint ventures and other syndicates

(c)	Other direct or partnership investments (such as real estate, oil and as, equipment leasing, research and development, agriculture or commodities syndications)

Do you make your own ultimate decisions on your investments?

YES ☐ NO ☐

7.                Method of Investment Evaluation

Each subscriber must have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or must retain the services of a Purchaser Representative(s) (who may be an attorney, accountant or other financial advisor but not a person employed by or associated with the Company or its affiliates) for the purpose of this particular transaction.

This item is presented in alternative form. Please cheek the appropriate alternative.

                    Alternative One: No Advisor.

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision, and will not require a Purchaser Representative.

                    Alternative Two: Purchaser Representative.

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Subscription Agreement
OverNear, Inc.

I have relied upon the advice of the following Purchaser Representative (who is not affiliated with the Company or its affiliates) in evaluating the merits and risks of an investment in the Company.

Name:
   (name of purchaser representative)

Address:

Relationship:

The above-named Purchaser Representative and I together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

8.                Accredited Individual Investor

As an individual, I ________________________________________ (PRINT NAME) represent that I (please check all that are applicable):

☐	have a net worth (either individually or jointly with spouse) in excess of $1,000,000 in United States Dollars (“USD”) (not including my principal residence); or

☐
am an individual who had an individual income (NOT including joint income with spouse) in excess of USD $200,000 in each of the two most recent tax years and reasonably expect individual income in excess of $200,000 during the current tax year; or

☐
am an individual who had an income (including joint income with spouse) in excess of USD $300,000 in each of the two most recent tax years and reasonably expect individual income in excess of USD $300,000 during the current tax year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

Subscription Agreement
OverNear, Inc.

I, represent that I do not have any state or federal judicial judgments adverse to me nor are there any state or federal tax liens against me, nor is there any pending or threatened litigation adverse to me.  I, the undersigned, undertake to notify the Company or the Company immediately of any material change in any of such information occurring prior to the closing of the Offering or, if relevant, any time during the existence of the Company.

Date:                                                                                                                            Signature:

[If individual purchasers are co-tenants, tenants-in-common or joint owners
(including joint owners with such purchaser’s spouse) all co-tenants, tenants-in-common and/or joint owners shall complete a copy of Part I above]

Subscription Agreement
OverNear, Inc.

PART II-INVESTORS WHO ARE NOT INDIVIDUALS

1.	General Information

Entity Name (“Entity”):

Address of Principal Office:

Type of Organization:

Date and Place of Organization:

(Please attach a copy of your organizational documents, as amended.)

2.	Business

A brief description of the business conducted by the entity is as follows:

Each person involved in making the decision of behalf of the entity, to subscribe to purchase Securities is listed below [Note, at least one name must be listed]:

Name __________________ Title __________________

Each person named above must complete Part I of this questionnaire.

3.	Accredited Investor Status of Entity

Please cheek the appropriate description which applies to you.

_____(a)
A bank, as defined in Section 3 (a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, whether you are acting in an individual or a fiduciary capacity.

	_____(b)	An insurance company, as defined in Section 2(13) of the Securities Act of 1933.

	_____(c)	An investment company registered under the Investment Company Act of 1940.

Subscription Agreement
OverNear, Inc.

_____(d)	A business development company, as defined in Section (a)(48) of the Investment Company Act of 1940.

_____(e)	A small business investment company licensed by the U.S. Small Business Administration under Section 30 1(c) or (d) of the Small Business Investment Act of 1958.

_____(f)
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by you as a plan fiduciary, as defined in Section 3(2 1) of such Act, and you are a bank, insurance company or a registered investment advisor, or you have total assets in excess of $5 million.

_____(g)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(h)
An organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million.

_____(i)
An entity in which all of the equity owners, or in case of a trust, the grantor(s) or beneficiary(ies), are accredited investors and meet at least one of the criteria listed in Part I, Section 8 of this Questionnaire.

_____(j)
A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of the prospective investment.

If you checked (i), please complete the following part of this question:

(1)	List all equity owners, grantor(s) or beneficiary(ies): _________________

(2)	What is the type of entity? _______________________________

(3)	Attach a copy of your resolutions or other evidence of the entity’sauthority to make this investment.

(4)	Represent that each equity owner, grantor(s) or beneficiary(ies) qualifies individually to Part I, Section 9 of this Questionnaire by printing each equity owners name below:

Subscription Agreement
OverNear, Inc.

4.                Representations.

I represent that:

(a)           The entity has, and its officers, employees, directors, equity owners, grantor(s) or beneficiary(ies) have, sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Company (or the entity has retained an attorney, accountant, financial advisor or consultant as a Purchaser Representative); that because of the background and employment experience of the entity’s equity owners, its officers, directors or employees, it has received and has had access to material and relevant information enabling it to make an informed investment decision, and that all data it has requested has been furnished to it.

If applicable, the name, employer, address and telephone number of the entity’s Purchaser Representative follows:

(b)           The information contained herein is complete and accurate and may be relied upon by you.

The foregoing answers are true and complete. Attached is the requested information (e.g., the entities articles of incorporation, bylaws and resolutions) for your review.

The undersigned represents that the information provided above is true and correct and acknowledges such investor’s awareness that the Company, and other investors are relying upon the accuracy of such information to ensure that the sale of any securities by the Company to such investor is in compliance with applicable federal and state securities laws. The undersigned represents that neither the entity it represents nor, its officers, directors or shareholders have any state or federal judicial judgments adverse to them nor are there any state or federal tax liens against them, nor is there any pending or threatened litigation adverse to them.  The undersigned undertakes to notify the Company immediately of any material change in any of such information occurring prior to the closing of the Offering, or, if relevant, any time during the existence of the Company.

Subscription Agreement
OverNear, Inc.

Entity

Date:

Name of Entity Typed or Printed

By:

Name:

Title:

PLEASE ALSO CONFIRM THAT EACH PERSON NAMED IN PART II, SECTION 2,
ABOVE HAS COMPLETED PART I OF THIS QUESTIONNAIRE.

Subscription Agreement
OverNear, Inc.